Intangible Assets, Net (Details) - Schedule of Future Minimum Amortization Expenses in Respect of Intangible Assets - USD ($)	Dec. 31, 2023	Dec. 31, 2022
Schedule of Future Minimum Amortization Expenses in Respect of Intangible Assets [Abstract]
2024	$ 8,831,721
2025	8,802,036
2026	8,802,036
2027	8,802,036
2028	3,673,200
Thereafter	4,418,115
Total	$ 43,329,144	$ 87,659,719